Dear Contract Owner:

We are pleased to provide this 1996 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund B contract.

               Investment Position as of December 31, 1996
               -------------------------------------------

     Accumulation Unit Value                                       $86.88
                                                                   ------
                                                                   ------
     Fixed Portion Interest Rate on Amounts Contributed During
     Most Recent Contract Year.  Current Crediting Rate Not
     Guaranteed For Future Years.                                  6.25%*
                                                                   ------
                                                                   ------

          *LESS A CONTRACT EXPENSE CHARGE

The U.S. economy is showing somewhat stronger growth in 1996, with the Gross Domestic Product (GDP) expected to be above the 2.2% in 1995. The unemployment rate was 5.3% in December of 1996, with unemployment ranging from a high of 5.8% in January to a low of 5.1% in August. The Federal Reserve Board lowered the Federal Funds rate in January of 1996 by 25 basis points to 5.25% and then held the rate constant for the balance of the year. The stock market had another good year, with the Standard & Poor's Index up 20.26% in 1996.

     Variable Portion:   December 31, 1996   June 30, 1996  December 31, 1995
     -----------------   -----------------   -------------  -----------------
     Accumulation
       Unit Value             $86.88             $80.05            $73.02
                              ------             ------            ------
                              ------             ------            ------
    Percentage Change From:

          December 31,1995    +18.98%
                              -------
                              -------
          June 30, 1996       +8.53%
                              -------
                              -------

          The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1996 appears on page 3.

          Fixed Portion:
          --------------
          As noted above, additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1996 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1997, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1997 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made during or prior to the contract year ending in 1995 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The economy expanded at a stronger pace in the first three quarters of 1996, as indicated by the Gross Domestic Product, up 3.0%, compared to the annual 1995
increase of 2.2%.   Inflation continues to be under control and corporate
profits continue to grow at a good rate.   The unemployment rate continues at a
good level, but it could be an indication of higher inflation down the road. The Federal Reserve continues to hold the Federal Funds rate at 5.25%. Short term interest rates have held steady during 1996, while longer term rates have increased slightly since December 1995. The strong flow of new money into the equity mutual funds, good corporate profits and inflation remaining under control will be needed in 1997 to allow the stock market to continue its upward momentum.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                   Cordially yours,



                                   Robert J. Gibbons
                                   President
                                   and Chief Executive Officer

                     FRANKLIN LIFE VARIABLE ANNUITY FUND B
                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996


Assets
  Investments-at fair value (cost-$1,012,333):
    Common stocks                                                          $1,351,192
    Short-term note                                                           198,457
                                                                           ----------
                                                                            1,549,649

  Cash on deposit                                                              69,438
  Dividends and interest receivable                                             3,256
                                                                           ----------
              Total Assets                                                  1,622,343


Liability - Due to The Franklin Life Insurance Company                          2,273
                                                                           ----------

Contract Owners' Equity
  Value of 18,648 Accumulation Units outstanding,
    equivalent to $86.87564946 per unit                                    $1,620,070
                                                                           ----------
                                                                           ----------

                                 STATEMENT OF OPERATIONS
                               YEAR ENDED DECEMBER 31, 1996

Investment Income
  Dividends                                         $  23,341
  Interest                                             11,058
                                                    ---------
              Total Income                                                  $  34,399

Expenses
  Mortality and expense charges                     $  15,752
  Investment management services                        6,886
  Miscellaneous Expenses                                    1
                                                    ---------
              Total Expenses                                                   22,639
                                                                           ----------
            Net Investment Income                                              11,760
Realized and Unrealized Gain on Investments
  Net realized gain from investment transactions
      Proceeds from sales                            $312,124
      Cost of investments sold
        (identified cost method)                      273,200
                                                     --------
            Net Realized Gain                                                  38,924
  Net unrealized appreciation of investments
    Beginning of year                                $317,742
    End of year                                       537,316
                                                     --------
            Net Unrealized Appreciation                                       219,574
                                                                           ----------
            Net Gain On Investments                                           258,498
                                                                           ----------
            Net Increase In Contract Owners'
            Equity Resulting From Operations                               $  270,258
                                                                           ----------
                                                                           ----------

                  STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
                                                                             Year Ended December 31
                                                                            ------------------------
                                                                               1996           1995
                                                                            ------------------------
Net investment income                                                       $  11,760      $  24,337
Net realized gain from investment transactions                                 38,924          5,359
Net unrealized appreciation of investments                                    219,574        309,631
                                                                            ------------------------
    Net Increase In Contract Owners' Equity Resulting From Operations         270,258        339,327
Net contract purchase payments                                                 10,053         22,240
Payment for contract guarantees                                                  (139)          (505)
Withdrawals                                                                  (197,732)      (158,420)
                                                                            ------------------------
  Net Increase in Contract Owners' Equity                                      82,440        202,642
  Contract Owners' Equity at Beginning of Year                              1,537,630      1,334,988
                                                                            ------------------------
  Contract Owners' Equity At End of Year                                   $1,620,070     $1,537,630
                                                                            ------------------------
                                                                            ------------------------



                          SEE NOTES TO FINANCIAL STATEMENTS

FRANKLIN LIFE VARIABLE ANNUITY FUND B
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996



NUMBER
  OF                                                          FAIR
SHARES                                                        VALUE
------                                                       -------
          COMMON STOCKS (83.4%)
          AEROSPACE/AVIATION (5.04%)
  450      Boeing Company                                    $47,925
  700      Raytheon Company                                   33,687
                                                             -------
                                                              81,612
          BANKING (4.02%)
  700      Student Loan Marketing Association                 65,188
          BEVERAGES (1.08%)
  600      PepsiCo, Incorporated                              17,550

          BUSINESS SERVICES (1.7%)
  900      Equifax Inc.                                       27,562
          CHEMICALS (1.94%)
  400      Dow Chemical                                       31,350
          COMPUTER SERVICES (3.25%)
1,300      Ceridian Corporation                               52,650
          COSMETICS & HOUSEHOLD PRODUCTS (3.36%)
  700      Gillette Company                                   54,425

          DRUG & HEALTH CARE (17.26%)
  668      Eckerd Corporation*                                21,376
1,000      Eli Lilly and Company                              73,000
  675      Merck & Company, Inc.                              53,747
  300      Pfizer, Incorporated                               24,900
  900      Schering-Plough Corporation                        58,275
1,200      Walgreen Company                                   48,300
                                                             -------
                                                             279,598
          ELECTRONICS & INSTRUMENTATIONS (2.79%)
  900      Hewlett-Packard Company                            45,225
          FOOD - RETAIL (3.41%)
1,550      Albertson's, Inc.                                  55,219
          FOOD - WHOLESALE (1.41%)
  700      Sysco Corporation                                  22,837
          MACHINERY - INDUSTRIAL & CONSTRUCTION (2.48%)
  400      Fluor Corporation                                  25,100
  400      Trinity Industry                                   15,000
                                                             -------
                                                              40,100
          OFFICE EQUIPMENT & SERVICES (7.57%)
  300      Compaq Computers Corporation*                      22,312
  350      International Business Machines Corporation        53,025
  900      Xerox Corporation                                  47,363
                                                             -------
                                                             122,700


NUMBER
  OF                                                          FAIR
SHARES                                                        VALUE
------                                                      ---------
          OILS & OIL RELATED PRODUCTS (7.86%)
  250      Amoco Corporation                                $  20,156
  575      British Petroleum Company, p.l.c.                   81,291
  600      Enron Corporation                                   25,875
                                                            ---------
                                                              127,322
          PACKAGING - CONTAINERS (1.75%)
  800      Avery-Dennison Corporation                          28,300
          PHOTOGRAPHY (1.24%)
  250      Eastman Kodak Company                               20,063

          RESTAURANTS/LODGING (4.53%)
1,000      Marriott International, Inc.                        55,250
  400      McDonald's Corporation                              18,150
                                                            ---------
                                                               73,400
          TECHNOLOGY (7.08%)
  700      AMP, Incorporated                                   26,863
  450      Diebold, Incorporated                               28,294
  350      Intel Corporation                                   45,828
  450      Marshall, Incorporated*                             13,781
                                                            ---------
                                                              114,766
          UTILITIES-ELECTRIC (3.14%)
1,900      Baltimore Gas and Electric Company                  50,825
          UTILITIES - TELEPHONE (2.5%)
1,000      BellSouth Corporation                               40,500
                                                            ---------
                         TOTAL COMMON STOCKS
                            (COST-$813,876)                 1,351,192


PRINCIPAL                                                     FAIR
AMOUNT                                                        VALUE
---------                                                   ---------

          SHORT-TERM NOTE (12.3%)
$200,000   United  States Treasury Bill
             due 1/16/97 (cost-$198,457)                      198,457

                          TOTAL INVESTMENTS (95.7%)
                            (COST -$1,012,333)              1,549,649

                          CASH AND RECEIVABLES, LESS
                                    LIABILITY (4.3%)           70,421
                                                            ---------
                          TOTAL CONTRACT OWNERS'
                                 EQUITY (100.0%)           $1,620,070
                                                            ---------
                                                            ---------

                 *Non-income producing investment in 1996

                     SEE NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND B CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                    FRANKLIN LIFE VARIABLE ANNUITY FUND B
                       NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund B (Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1996 aggregated $43,780 and $163,265, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $1,002 and $2,141 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1996 and 1995, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                           Year Ended                              Year Ended
                        December 31, 1996                      December 31, 1995
                    -----------------------------------------------------------------
                    UNITS              AMOUNT               UNITS              AMOUNT
Balance at
  beginning of
  year             21,059          $1,537,630              23,165          $1,334,988
Purchases             200              10,053                 366              22,240
Net investment
   income               -              11,760                   -              24,337

Net realized gain
  from investment
  transactions          -              38,924                   -               5,359

Net unrealized
  appreciation
  of investments        -             219,574                   -             309,631

Withdrawals        (2,611)           (197,732)             (2,472)           (158,420)

Payment for
  contract
  guarantees            -                (139)                  -                (505)
                    -----------------------------------------------------------------

Balance at end of
  year              18,648         $1,620,070              21,059          $1,537,630
                    -----------------------------------------------------------------
                    -----------------------------------------------------------------



NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments at December 31, 1996 and 1995 was as follows:

                                           DECEMBER 31  DECEMBER 31
                                               1996         1995
                                           ------------------------
Gross unrealized appreciation                $539,392     $322,151
Gross unrealized depreciation                   2,076        4,409
                                           ------------------------
     Net unrealized appreciation
      of Investments                         $537,316     $317,742
                                           ------------------------
                                           ------------------------

                                   FRANKLIN LIFE VARIABLE ANNUITY FUND B
                                         SUPPLEMENTARY INFORMATION
                         PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                           (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                                     OUTSTANDING THROUGHOUT EACH YEAR)


                                                                                            YEAR ENDED DECEMBER 31
                                                                 1996           1995           1994           1993           1992
                                                                ------------------------------------------------------------------
Investment income                                               $1.777         $2.043         $1.569         $1.305         $1.120

Expenses                                                         1.169           .935           .850           .841           .766
                                                                ------------------------------------------------------------------
Net investment income
                                                                  .608          1.108           .719           .464           .354

Net realized and unrealized gain (loss) on investments          13.251         14.278          (.943)         1.697          1.236
                                                                ------------------------------------------------------------------
Net increase (decrease) in accumulation unit value              13.859         15.386          (.224)         2.161          1.590

Accumulation unit value:
  Beginning of year                                             73.016         57.630         57.854         55.693         54.103
                                                                ------------------------------------------------------------------
  End of year                                                  $86.875        $73.016        $57.630        $57.854        $55.693
                                                                ------------------------------------------------------------------
                                                                ------------------------------------------------------------------
Ratio of expenses to average net assets
                                                                 1.44%          1.44%          1.44%          1.44%          1.44%
Ratio of net investment income to average net assets
                                                                  .75%          1.71%          1.22%           .80%           .67%
Portfolio turnover rate
                                                                 3.35%         22.26%         82.18%         61.50%         60.64%
Number of accumulation units outstanding at end of year         18,648         21,059         23,165         26,542         29,973
----------------------------------------------------------------------------------------------------------------------------------



                  MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 15, 1996. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund and Ernst &Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.


    Matter                                                          Votes:
-------------------------                   -------------------------------------------
                                              For          Against              Abstain
Election of
Robert G. Spencer as
Member, Board of Managers                    9,774            215                   0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers                    9,774            215                   0

Election of
James W. Voth as
Member, Board of Managers                    9,662            327                   0

Election of
Clifford L. Greenwalt as
Member, Board of Managers                    9,774            215                   0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                         9,777              -                 212


                         REPORT OF INDEPENDENT AUDITORS


Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund B

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund B, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended and the statements of changes in contract owners' equity, and the table of per-unit income and changes in accumulation unit value for each of the two years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the three years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1996 and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund B at December 31, 1996, and the results of its operations for the year then ended, and the changes in its contract owners' equity, and per-unit income and changes in accumulation unit value for each of the two years then ended in conformity with generally accepted accounting principles.




                                   Ernst & Young LLP

Chicago, Illinois
January 31, 1997